SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 6, 2004

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or	File Number)	Identification No.)
organization)

 4582 SOUTH ULSTER STREET PARKWAY

SUITE 1100, DENVER, CO 80237

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code	(303) 757-8101

NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                The press release of Apartment Investment and Management Company (“Aimco”), dated May 6, 2004, attached hereto as Exhibit 99.1 is furnished herewith.  Aimco will hold its first quarter 2004 earnings conference call on May 6, 2004 at 2:00 p.m. eastern time.   You may join the conference call through an Internet audiocast via Aimco’s Website at www.aimco.com/about/financial/1Q2004.asp by clicking on the Webcast link.  Alternatively, you may join the conference call by telephone by dialing 800-240-7305, or 303-262-2190 for international callers.  If you wish to participate, please call approximately five minutes before the conference call is scheduled to begin.

                If you are unable to join the live conference call, you may access the replay for 30 days on Aimco’s Website or by dialing 800-405-2236 (303-590-3000 for international callers) and using access code 577136#.  Please note that the full text of the press release and supplemental schedules are available through Aimco’s website at www.aimco.com/about/financial/1Q2004.asp.  The information contained on Aimco’s website is not incorporated by reference herein.

The following exhibits are furnished with this report:

Exhibit Number	Description

99.1	First Quarter 2004 Earnings Release dated May 6, 2004

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 6, 2004

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Paul J. McAuliffe
Paul J. McAuliffe
Executive Vice President and Chief Financial Officer